EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Borneo Resource Investments Ltd. (the “Company”) on Form 10-Q for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Nils A. Ollquist
Name:	Nils A. Ollquist
Title:	Chief Executive Officer
(Principal Executive Officer)

August 29, 2012

By:	/s/ R. Scott Chaykin
Name:	R. Scott Chaykin
Title:	Chief Financial Officer
(Principal Financial Officer)

August 29, 2012